Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

15. SUBSEQUENT EVENTS

On December 31, 2016, the Company’s Board of Directors declared a distribution in the amount of $0.10 per common share of common stock to stockholders of record as of the close of business on December 31, 2016. The Company paid this distribution on February 28, 2017.

On February 27, 2017, the Company sold the Rangewood Medical Building for approximately $2.2 million and paid off the related mortgage notes payable of approximately $953,000.

The Company is in escrow to sell the Shoreline Medical Building for approximately $8.2 million and the Regatta Square retail center for approximately $3.0 million. The sales are expected to close in April 2017.